SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                  --------------------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 31, 1999

                                  HSBC USA Inc.
               (Exact Name of Registrant as Specified in Charter)


                                    Maryland
                 (State or Other Jurisdiction of Incorporation)


               1-7436                            13-2764867
        (Commission File Number)    (IRS Employer Identification No.)




                                452 Fifth Avenue
                            New York, New York 10018
          (Address of principal executive offices, including ZIP code)




                                 (212) 525-6100
              (Registrant's telephone number, including area code)



                          Republic New York Corporation
          (former name or former address, if changed since last report)



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                                      NOTE

     Until January 3, 2000, Registrant was known as Republic New York
Corporation.


Item 1.  Change in Control of Registrant.

     Effective at 12:00 noon on December 31, 1999, RNYC Merger Corporation, a Maryland corporation ("Merger Sub"), merged (the "Acquisition Merger") with and into Republic New York Corporation, a Maryland corporation ("Registrant") pursuant to a Transaction Agreement and Plan of Merger, dated as of May 10, 1999, as amended as of November 8, 1999 by and among HSBC Holdings plc, an English public limited company ("HSBC"), Merger Sub, Registrant and Safra Republic Holdings S.A. (the "Merger Agreement"). Merger Sub was a direct wholly owned subsidiary of HSBC North America Inc., a Delaware corporation ("HSBC NA"), and an indirect wholly owned subsidiary of HSBC.

     Pursuant to the Merger Agreement, each outstanding share of common stock, par value $5.00 per share of Registrant ("Registrant Common Stock"), was cancelled and converted solely into the right to receive $72.00 in cash, without interest thereon. Also pursuant to the Merger Agreement, each (a) share of Registrant's Dutch Auction Rate Transferable Securities Preferred Stock, Series A (the "Republic Series A DART Preferred Stock"), (b) share of Registrant's Dutch Auction Rate Transferable Securities Preferred Stock, Series B (the "Republic Series B DART Preferred Stock"), (c) Depositary Share representing a one-fourth interest in a share of Registrant's Adjustable Rate Cumulative Preferred Stock, Series D (the "Republic Series D Preferred Stock"), (d) share of Registrant's $1.8125 Cumulative Preferred Stock (the "Republic $1.8125 Preferred Stock"), and (e) share of Registrant's $2.8575 Cumulative Preferred Stock (the "Republic $2.8575 Preferred Stock") remained unchanged as an issued and outstanding share of preferred stock of the same respective series of Registrant following the effective time of the Acquisition Merger. In addition, Registrant's 8 3/8% Debentures due 2007 (the "Republic 8 3/8% Debentures") remained unchanged as issued and outstanding publicly-held debt of the Registrant. Pursuant to the Merger Agreement, each share of common stock, par value $0.01 per share, of Merger Sub was converted into one share of Registrant Common Stock. As a result, 100% of the Registrant Common Stock is owned directly by HSBC NA and indirectly by HSBC and Registrant became a subsidiary of HSBC NA and an indirect subsidiary of HSBC.

     The Registrant's Proxy Statement filed on Schedule 14A, which was first mailed to stockholders of Registrant on or about August 9, 1999 (the "Proxy Statement"), and Registrant's Supplement to Proxy Statement filed as Definitive Additional Materials on Schedule 14A, which was first mailed to stockholders of Registrant on or about November 10, 1999 (the "Supplement"), set forth certain information regarding HSBC; the amount of consideration used by HSBC; the date and a description of the Acquisition Merger.

     HSBC NA obtained funds to pay holders of Registrant Common Stock from capital contributions and debt financing provided by HSBC and certain of HSBC's non-U.S. subsidiaries.

     A copy of the press release announcing the closing of the Acquisition Merger and the Holding Company Merger (as defined below) is filed as Exhibit
99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.  Acquisition or Disposition of Assets.

     Effective at 12:15 p.m. on December 31, 1999, HSBC USA Inc., a Delaware corporation, a direct subsidiary of HSBC NA, and an indirect wholly owned subsidiary of HSBC ("Old HSBC USA"), merged with and into Registrant (the "Holding Company Merger"). In the Holding Company Merger, each issued and outstanding share of Registrant Common Stock, Republic Series A DART Preferred Stock, Republic Series B DART Preferred Stock, Republic Series D Preferred Stock, Republic $1.8125 Preferred Stock and Republic $2.8575 Preferred Stock issued and outstanding immediately prior to the Effective Time remained unchanged as an issued and outstanding share of Registrant Common Stock or preferred stock of the same respective series of the Registrant, respectively. In addition, the Republic 8 3/8% Debentures remained unchanged as issued and outstanding publicly-held debt of the Registrant.

     Also pursuant to the Holding Company Merger, all of the shares of common stock, par value $5.00 per share, of Old HSBC USA were converted into an aggregate of one share of Registrant Common Stock and each share of Series X Preferred Stock, without par value, of Old HSBC USA was converted into one share of Series X Preferred Stock, no par value, of Registrant.

     A copy of the press release announcing the closing of the Acquisition Merger and the Holding Company Merger is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

     The Acquisition Merger will be treated for accounting purposes as a purchase of Registrant by HSBC NA, the sole common shareholder of Old HSBC USA prior to the Holding Company Merger. As a result, the historic balance sheet of Registrant is required to be restated at fair value as of December 31, 1999.

     The Holding Company Merger will be treated for accounting purposes as an "as if" pooling of interests between Old HSBC USA and Registrant, as successor in the Acquisition Merger. As a result, the Quarterly Report on Form 10-Q filed by Registrant for the period ended September 30, 1999 was the last report filed by Registrant reflecting the historic financial position of Republic New York Corporation. From and after December 31, 1999, the financial statements filed by Registrant with the Securities and Exchange Commission will present the historic financial position of Old HSBC USA.

     A description of the assets of Republic New York Corporation may be found in Registrant's Annual Report on Form 10-K for the year ended December 31, 1998, which is incorporated by reference herein.

Item 5. Other Events.

A. Name Change

         On January 3, 2000, Registrant filed an Amendment to its charter to change its name to "HSBC USA Inc."


B. Registration

     In the Holding Company Merger, Registrant assumed the payment obligations and all other covenants required to be performed or observed by Old HSBC USA in connection with the Old HSBC USA 7% Subordinated Notes due 2006 (the "7% Notes") listed on the New York Stock Exchange, Inc. (the "NYSE"). Pursuant to Rule 12g-3, the 7% Notes of Registrant, as successor issuer to Old HSBC USA, will be deemed registered for purposes of Section 12(b) of the Securities Exchange Act of 1934, as amended.


C.  NYSE Symbols

     Commencing on January 4, 2000, the Republic Series D Preferred Stock, Republic $1.8125 Preferred Stock, Republic $2.8575 Preferred Stock, the Republic 8 3/8% Debentures and the 7% Notes will be listed on the NYSE under the symbols HBAPRD, HBAPRE, HBAPRF, HBA 07 and HBA 06, respectively.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. The consolidated statement of condition of Republic New York Corporation as of December 31, 1998 and December 31, 1997, the consolidated statements of income, cash flows and changes in stockholders' equity of Republic New York Corporation for the fiscal years ended December 31, 1998, 1997 and 1996, the related notes to the consolidated financial statements and the related accountant's report are incorporated herein by reference to the Annual Report on Form 10K of Republic New York Corporation for the fiscal year ended December 31, 1998 (previously filed on March 9, 1999, Commission File No. 1-7436). The unaudited consolidated statement of condition of Republic New York Corporation as of September 30, 1999, the unaudited consolidated statements of income, cash flows and changes in stockholders' equity of Republic New York Corporation for the quarters ended September 30, 1999 and 1998, and the related notes to the consolidated financial statements are incorporated herein by reference to the Quarterly Report on Form 10Q of Republic New York Corporation for the quarter ended September 30, 1999 (previously filed on November 12, 1999).

     (b) PRO FORMA FINANCIAL INFORMATION. Pro forma financial information and exhibits required by Item 2 hereof will be filed by amendment to this Current Report on Form 8-K not later than 60 days after the date this Current Report on Form 8-K was required to be filed.

     (c) EXHIBITS.

     99.1 Press Release dated December 31, 1999.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2000

                                                HSBC USA Inc.
                                               (Registrant)


                                                By: /s/ Gerald A. Ronning
                                                    ----------------------
                                                Name:  Gerald A. Ronning
                                                Title: Executive Vice
                                                       President & Controller



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                                  EXHIBIT INDEX



EXHIBIT NO.                                         DESCRIPTION
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99.1                                Press Release dated December 31, 1999.